Prospectus Class Y
Calvert Income Fund
Calvert Short Duration Income Fund

February 29, 2008, as revised August 22, 2008

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

A UNIFI Company

PROSPECTUS
February 29, 2008, as revised August 22, 2008

About the Funds
Investment Objective, Strategy, Principal Risks, Past Performance
2	Calvert Income Fund
8	Calvert Short Duration Income Fund
14	Fees and Expenses
18	Principal Investment Strategies and Risks
About Your Investment
22	About Calvert
24	Advisory Fees
25	How to Open an Account
25	How Shares are Priced
27	When Your Account Will be Credited
28	How to Sell Shares
30	Other Calvert Features / Policies (Exchanges, Market Timing Policy, Minimum Account Balance, etc.)

32	Dividends, Capital Gains and Taxes
34	Financial Highlights

CALVERT INCOME FUND

Objective

Calvert Income Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and other income-producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the security's fundamentals with the credit research team and determine its position on the security, given its fundamental outlook for the security and the price at which the security then trades. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade in a security's credit quality rating is not an automatic signal to sell/buy that security.

The Fund invests principally in bonds issued by the U.S. Treasury and its agencies (e.g., Government National Mortgage Association), the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and U.S. corporations. The Fund also may invest in taxable municipal securities, asset-backed securities ("ABS") of U.S. issuers, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations ("CMOs") and ABS. The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or ABS classes with a higher priority of payment.

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected payments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as well as expected.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.
  The Fund employs an active style that seeks to maximize income to the extent consistent with preservation of capital. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value ("NAV"). Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Income Fund Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class Y shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB Rated Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. Performance results for Class Y shares prior to February 29, 2008, the inception date for Class Y shares, reflect the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Income Fund
Year-by-Year Total Return
(Class Y)

Best Quarter (of periods shown)	Q1 '01	7.91%
Worst Quarter (of periods shown)	Q2 '04	-1.70%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)

	1 year	5 years	10 years
Income Fund Class Y:
Return before taxes	5.08%	6.38%	7.33%
Return after taxes on distributions	2.92%	4.37%	4.52%
Return after taxes on distributions and sale of Fund shares	3.43%	4.36%	4.56%
Lehman U.S. Credit Index	5.11%	4.84%	6.05%
Lipper Corporate Debt Funds BBB Rated Average	4.38%	5.39%	5.35%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CALVERT SHORT DURATION INCOME FUND

Objective

Calvert Short Duration Income Fund seeks to maximize income to the extent consistent with preservation of capital, through investment in short-term bonds and other income-producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the security's fundamentals with the credit research team and determine its position on the security, given its fundamental outlook for the security and the price at which the security then trades. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade in a security's credit quality rating is not an automatic signal to sell/buy that security.

The Fund invests principally in bonds issued by the U.S. Treasury and its agencies (e.g., Government National Mortgage Association), the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and U.S. corporations. The Fund also may invest in taxable municipal securities, asset-backed securities ("ABS") of U.S. issuers, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations ("CMOs") and ABS. The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or ABS classes with a higher priority of payment.

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

Under normal circumstances, the Fund's average portfolio duration will range from one to three years. Duration is a measure of the expected average life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the following risks:

  The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
  The market prices of bonds may decline.
  The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
  The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the GSE. Mortgage-backed securities are subject to the risk of prepayment, where unanticipated prepayments may occur (usually in response to a reduction in interest rates), typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower. Mortgage-backed securities are also subject to the risk of extension, where an unexpected rise in interest rates results in slower than expected payments and extends the life of a mortgage-backed security beyond the expected maturity date, typically reducing the security's value.
  The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices may not work to achieve their desired result.
  There is the risk that changes in interest rates will adversely affect the value of an investor's securities.
  The Advisor's allocation among different sectors of the bond market and among bonds with maturities of difficult length may not perform as well as expected.
  Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
  For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there is a significant risk of not achieving full recovery.
  Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Advisor intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security.
  For corporate and taxable municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
  For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
  Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.
  The risks of ADRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Normally, less information is available on unsponsored ADRs.
  Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. In this circumstance, the Fund can lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. The Fund seeks to reduce this risk by monitoring the creditworthiness of the counterparty and the market value of the underlying security.
  The Fund employs an active style that seeks to maximize income to the extent consistent with preservation of capital. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.
  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value ("NAV"). Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Short Duration Income Fund Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class Y shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman 1-5 Year U.S. Credit Index, a widely recognized unmanaged index of investment grade credits with maturities between one and five years. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB Rated Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. Performance results for Class Y shares prior to February 29, 2008, the inception date for Class Y shares, reflect the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calvert Short Duration Income Fund
Year-by-Year Total Return
(Class Y)

Best Quarter (of periods shown)	Q2 '03	3.31%
Worst Quarter (of periods shown)	Q2 '04	-0.76%

Average Annual Total Returns (as of 12-31-07)
(with maximum sales charge deducted)

	1 year	5 years	Since Inception (1/31/02)
Short Duration Income Fund Class Y:
Return before taxes	5.69%	5.28%	6.34%
Return after taxes on distributions	3.78%	3.60%	4.51%
Return after taxes on distributions and sale of Fund shares	3.69%	3.54%	4.36%
Lehman 1-5 Year U.S. Credit Index	6.09%	3.98%	4.77%
Lipper Short Investment Grade Debt Funds Average	3.91%	2.81%	3.15%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Calvert Income Fund	Class Y

Shareholder fees (paid directly from your account)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None

Maximum deferred sales charge (load) (as a percentage of purchase or redemption proceeds, whichever is lower)	None

Redemption fee1 (as a % of redemption proceeds)	2%

Note: Redemption fee applies only to redemptions, including exchanges, within 30 days of purchase

Total annual fund operating expenses2 (deducted from Fund assets)

Management fees	0.66%

Distribution and service (12b-1) fees	None

Other expenses3	0.24%

Total annual fund operating expenses4	0.90%

Calvert Short Duration Income Fund	Class Y

Shareholder fees (paid directly from your account)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None

Maximum deferred sales charge (load) (as a percentage of purchase or redemption proceeds, whichever is lower)	None

Redemption fee1 (as a % of redemption proceeds)	2%

Note: Redemption fee applies only to redemptions, including exchanges, within 30 days of purchase

Total annual fund operating expenses2 (deducted from Fund assets)

Management fees	0.65%

Distribution and service (12b-1) fees	None

Other expenses3	0.28%

Total annual fund operating expenses4	0.93%

Explanation of Fees and Expenses Table

1   The redemption fee applies to redemptions, including exchanges, within 30 days of purchase (seven days for Calvert Ultra-Short Floating Income Fund). The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid in capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

2   Expenses are based on estimates for the Fund's current fiscal year. Management fees include the advisory fee paid by the Fund (0.384% for Calvert Income Fund and 0.35% for Calvert Short Duration Income Fund) to the Advisor and an administrative fee paid by the Fund (0.271% for Calvert Income Fund and 0.30% for Calvert Short Duration Income Fund) to Calvert Administrative Services Company, an affiliate of the Advisor.

3   "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services.

4   Each Fund has an expense offset arrangement with its custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. It is not anticipated that a material amount of credits will be earned for Class Y shares of either Fund. See Statement of Additional Information, "Investment Advisor."

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated;
  You reinvest all dividends and distributions;
  Your investment has a 5% return each year;
  The Fund's operating expenses remain the same; and
  Any expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Calvert Income Fund	Number of Years Investment Is Held
	1 Year	3 Years	5 Years	10 Years
	$92	$287	$498	$1,108
Calvert Short Duration Income Fund
	1 Year	3 Years	5 Years	10 Years
	$95	$296	$515	$1,143

Investment Strategies and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain other non-principal investment strategies and techniques of the Fund, along with their risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed in the Statement of Additional Information ("SAI").

For each of the investment strategies listed, the following table shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

J	Fund currently uses as a principal investment strategy
q	Permitted, but not a principal investment strategy (% of assets allowable, if restricted)
xN	Allowed up to x% of Fund's net assets

Investment Strategies	Calvert Income Fund	Calvert Short Duration Income Fund

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market, and Transaction.

	J	J

Investment Strategies (cont'd)

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q

Hedging Strategies. The hedging technique of using short sales of U.S. Treasury securities may be used for the limited purposes of managing duration. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities. Risks: Correlation and Opportunity.

	J	J

Conventional Securities

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. This includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information, and Political.

	25N	25N

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market, and Credit.	J	J

Below-investment grade, high-yield bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity, and Information.

	35N	35N

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity, and Information.

	J	J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market, and Transaction	15N	15N

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate, and Liquidity.

	J	J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity, and Interest Rate.

	J	J

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

	q	q

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	q	q

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5N1	5N1

1     Based on initial margin required to establish position.

Glossary of Certain Investment Risks

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may exacerbate losses instead of reducing them.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar.

Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term (duration and/or maturity) securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk

The risk that anticipated prepayments may occur when interest rates decline, typically reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

ABOUT CALVERT

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2007, Calvert was the investment advisor for 41 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $16 billion in assets under management.

Portfolio Management

Calvert uses a team approach to its management of each Fund. Information is provided below identifying the portfolio manager who is employed by or associated with Calvert and who is primarily responsible for the day-to-day management of each Fund (the "Portfolio Manager"). The SAI provides additional information about the Portfolio Manager's management of other accounts, compensation and ownership of securities in each Fund.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team

Gregory Habeeb	Senior Vice President, Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

Michael Abramo (Calvert Income Fund only)	Portfolio Manager	Since January 1999	Mr. Abramo has been a member of the Taxable Fixed Income Team since 1999. Mr. Abramo became a Portfolio Manager for this Fund in March 2008.	Co- Portfolio Manager

Advisory Fees

The following table shows the aggregate annual advisory fee paid by the Funds for the most recent fiscal year, as a percentage of that Fund's average daily net assets. The advisory fee does not include any administrative fees.

Fund	Advisory Fee
Calvert Income Fund	0.384%
Calvert Short Duration Income Fund	0.35%

A discussion regarding the basis for the approval by the Funds' Board of Trustees of the investment advisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the applicable Fund for the fiscal period that ends March 31 each year.

How to Open an Account

Class Y shares are generally available only to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with Calvert Distributors, Inc. ("CDI"), the Funds' distributor, to offer Class Y shares to their clients. A financial intermediary includes a broker, dealer, bank (including a bank trust department), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling or administration agreement with CDI.

The use of Class Y shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based program. CDI will make, in its sole discretion, all determinations as to eligibility to purchase Class Y shares of a Fund.

Minimum To Open an Account	Minimum Additional Investments
$2,000	$250

A Fund may waive investment minimums and any applicable service fees at its discretion.

There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange ("NYSE") is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. Each Fund requires your name, date of birth, residential street address or principal place of business, social security number, and employer identification number or other governmental issued identification when you open an account in order to verify your identity. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If a Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Through your Broker-Dealer

Your broker-dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the NYSE to receive that day's NAV. Your broker-dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

How Shares are Priced

The price of shares is based on each Fund's NAV. The NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

The Funds may hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Trustees and pursuant to a Fund's valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to a Fund's valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair-value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

When Your Account Will Be Credited

Your purchase will be processed at the next NAV calculated after your order is received in good order as defined below. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. Any purchase less than the $250 minimum for subsequent investments will be charged a service fee of $3. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

*   For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business.

Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment.

A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Through your Broker/Dealer

Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Redemption Fee

In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under "Other Calvert Features/Policies -- Market Timing Policy." In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.
  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
  The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.
  Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees.
  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.
  Redemption of shares purchased with reinvested dividends or capital gain distributions.
  Shares transferred from one retirement plan to another in the same Fund.
  Shares redeemed as part of a retirement plan termination or restructuring.
  Redemption of shares of a Fund held as a default investment option in a retirement plan.
  Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described under "Other Calvert Features/Policies - Market Timing," implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

In order to determine your eligibility for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation.

For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will properly assess the fee.

OTHER CALVERT FEATURES / POLICIES

Exchanges

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, the Funds' Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in each Fund, which may include the imposition of redemption fees (see "How to Sell Shares - Redemption Fee"). The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange (purchase side only) request it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.

Shareholders may hold the shares of any Fund through a service provider, such as a broker-dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Trustees. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Trustees. The Board of Trustees of each Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of any Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Trustees. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CDI also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000. If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.

DIVIDENDS, CAPITAL GAINS AND TAXES

Each Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired.

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

Arrangements with Broker/Dealers

CDI may pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of a Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to a Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

INCOME FUND
FINANCIAL HIGHLIGHTS

CLASS A SHARES	September 30, 2007 (z)	Years Ended September 30, 2006	September 30, 2005
Net asset value, beginning	$16.72	$17.03	$17.37
Income from investment operations Net investment income	.77	.75	.57
Net realized and unrealized gain	.01	(.09)	.09
Total from investment operations	.78	.66	.66
Distributions from Net investment income	(.78)	(.75)	(.57)
Net realized gain	--	(.22)	(.43)
Total distributions	(.78)	(.97)	(1.00)
Total increase (decrease) in net asset value	--	(0.31)	(.34)
Net asset value, ending	$16.72	$16.72	$17.03
Total return*	4.74%	4.02%	3.95%
Ratios to average net assets: A
Net investment income	4.60%	4.54%	3.36%
Total expenses	1.19%	1.20%	1.20%
Expenses before offsets	1.19%	1.20%	1.20%
Net expenses	1.18%	1.20%	1.19%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$5,024,998	$3,860,160	$2,976,466

CLASS A SHARES	Years Ended September 30, 2004	September 30, 2003
Net asset value, beginning	$17.53	$16.14
Income from investment operations
Net investment income	.53	.79
Net realized and unrealized gain (loss)	.65	1.48
Total from investment operations	1.18	2.27
Distributions from
Net investment income	(.54)	(.78)
Net realized gain	(.80)	(.10)
Total distributions	(1.34)	(.88)
Total increase (decrease) in net asset value	(.16)	1.39
Net asset value, ending	$17.37	$17.53
Total return*	7.03%	14.51%
Ratios to average net assets: A
Net investment income	3.08%	4.69%
Total expenses	1.21%	1.21%
Expenses before offsets	1.21%	1.21%
Net expenses	1.20%	1.21%
Portfolio turnover	824%	1,046%
Net assets, ending (in thousands)	$2,309,621	$1,673,699

See notes to financial highlights.

INCOME FUND
FINANCIAL HIGHLIGHTS

CLASS B SHARES	September 30, 2007 (z)	Years Ended September 30, 2006	September 30, 2005
Net asset value, beginning	$16.69	$17.01	$17.35
Income from investment operations Net investment income	.64	.63	.45
Net realized and unrealized gain	.01	(.10)	.09
Total from investment operations	.65	.53	.54
Distributions from Net investment income	(.66)	(.63)	(.45)
Net realized gain	--	(.22)	(.43)
Total distributions	(.66)	(.85)	(.88)
Total increase (decrease) in net asset value	(0.01)	(0.32)	(.34)
Net asset value, ending	$16.68	$16.69	$17.01
Total return*	3.94%	3.25%	3.22%
Ratios to average net assets: A
Net investment income	3.82%	3.74%	2.60%
Total expenses	1.96%	1.95%	1.94%
Expenses before offsets	1.96%	1.95%	1.94%
Net expenses	1.95%	1.94%	1.93%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$206,805	$285,301	$346,829

CLASS B SHARES	Years Ended September 30, 2004	September 30, 2003
Net asset value, beginning	$17.52	$16.13
Income from investment operations
Net investment income	.41	.66
Net realized and unrealized gain (loss)	.64	1.48
Total from investment operations	1.05	2.14
Distributions from
Net investment income	(.42)	(.65)
Net realized gain	(.80)	(.10)
Total distributions	(1.22)	(.75)
Total increase (decrease) in net asset value	(.17)	1.39
Net asset value, ending	$17.35	$17.52
Total return*	6.20%	13.67%
Ratios to average net assets: A
Net investment income	2.37%	3.94%
Total expenses	1.95%	1.94%
Expenses before offsets	1.95%	1.94%
Net expenses	1.93%	1.94%
Portfolio turnover	824%	1046%
Net assets, ending (in thousands)	$373,648	$369,355

See notes to financial highlights.

INCOME FUND
FINANCIAL HIGHLIGHTS

CLASS C SHARES	September 30, 2007 (z)	Years Ended September 30, 2006	September 30, 2005
Net asset value, beginning	$16.70	$17.02	$17.35
Income from investment operations Net investment income	.65	.63	.45
Net realized and unrealized gain	.02	(.10)	.10
Total from investment operations	.67	.53	.55
Distributions from Net investment income	(.66)	(.63)	(.45)
Net realized gain	--	(.22)	(.43)
Total distributions	(.66)	(.85)	(.88)
Total increase (decrease) in net asset value	0.01	(0.32)	(.33)
Net asset value, ending	$16.71	$16.70	$17.02
Total return*	4.09%	3.24%	3.29%
Ratios to average net assets: A
Net investment income	3.93%	3.86%	2.66%
Total expenses	1.87%	1.90%	1.91%
Expenses before offsets	1.87%	1.90%	1.91%
Net expenses	1.86%	1.89%	1.90%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$504,417	$390,620	$285,889

CLASS C SHARES	Years Ended September 30, 2004	September 30, 2003
Net asset value, beginning	$17.52	$16.13
Income from investment operations
Net investment income	.41
Net realized and unrealized gain (loss)	.64
Total from investment operations	1.05
Distributions from
Net investment income	(.42)	(.66)
Net realized gain	(.80)	(.10)
Total distributions	(1.22)	(.76)
Total increase (decrease) in net asset value	(.17)	1.39
Net asset value, ending	$17.35	$17.52
Total return*	6.23%	13.72%
Ratios to average net assets: A
Net investment income	2.39%	3.98%
Total expenses	1.92%	1.89%
Expenses before offsets	1.92%	1.89%
Net expenses	1.91%	1.88%
Portfolio turnover	824%	1046%
Net assets, ending (in thousands)	$231,952	$194,686

See notes to financial highlights.

INCOME FUND
FINANCIAL HIGHLIGHTS

CLASS I SHARES	September 30, 2007 (z)	Years Ended September 30, 2006	September 30, 2005
Net asset value, beginning	$16.70	$17.02	$17.36
Income from investment operations Net investment income	.87	.85	.69
Net realized and unrealized gain	.01	(.10)	.09
Total from investment operations	.88	.75	.78
Distributions from Net investment income	(.86)	(.85)	(.69)
Net realized gain	--	(.22)	(.43)
Total distributions	(.86)	(1.07)	(1.12)
Total increase (decrease) in net asset value	0.02	(.32)	(.34)
Net asset value, ending	$16.72	$16.70	$17.02
Total return*	5.40%	4.65%	4.66%
Ratios to average net assets: A
Net investment income	5.24%	5.18%	3.98%
Total expenses	.55%	.56%	.55%
Expenses before offsets	.55%	.56%	.55%
Net expenses	.54%	.55%	.55%
Portfolio turnover	877%	578%	742%
Net assets, ending (in thousands)	$312,520	$76,362	$62,013

CLASS I SHARES	Years Ended September 30, 2004	September 30, 2003
Net asset value, beginning	$17.53	$16.13
Income from investment operations
Net investment income	.64	.89
Net realized and unrealized gain (loss)	.64	1.49
Total from investment operations	1.28	2.38
Distributions from
Net investment income	(.65)	(.88)
Net realized gain	(.80)	(.10)
Total distributions	(1.45)	(.98)
Total increase (decrease) in net asset value	(.17)	1.40
Net asset value, ending	$17.36	$17.53
Total return*	7.65%	15.31%
Ratios to average net assets: A
Net investment income	3.74%	5.22%
Total expenses	.56%	.57%
Expenses before offsets	.56%	.57%
Net expenses	.56%	.56%
Portfolio turnover	824%	1,046%
Net assets, ending (in thousands)	$67,736	$54,842

See notes to financial highlights.

INCOME FUND
FINANCIAL HIGHLIGHTS

CLASS R SHARES	Period Ended September 30, 2007 # (z)
Net asset value, beginning	$16.78
Income from investment operations
Net investment income	.51
Net realized and unrealized gain	.09
Total from investment operations	.60
Distributions from Net investment income	(.63)
Net realized gain	--
Total distributions	(.63)
Total increase (decrease) in net asset value	(0.03)
Net asset value, ending	$16.75
Total return*	3.66%
Ratios to average net assets: A
Net investment income	4.41% (a)
Total expenses	10.44% (a)
Expenses before offsets	1.48% (a)
Net expenses	1.47% (a)
Portfolio turnover	814%
Net assets, ending (in thousands)	$1,304

See notes to financial highlights.

SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS
CLASS A SHARES	September 30, 2007 (z)	Years Ended September 30, 2006 (z)	September 30, 2005 (z)
Net asset value, beginning	$16.11	$16.13	$16.35
Income from investment operations Net investment income	.73	.65	.43
Net realized and unrealized gain	.13	.11	.09
Total from investment operations	.86	.76	.52
Distributions from Net investment income	(.71)	(.64)	(.43)
Net realized gain	(.09)	(.14)	(.31)
Total distributions	(.80)	(.78)	(.74)
Total increase (decrease) in net asset value	0.06	(.02)	(.22)
Net asset value, ending	$16.17	$16.11	$16.13
Total return*	5.47%	4.86%	3.25%
Ratios to average net assets: A
Net investment income	4.54%	4.12%	2.69%
Total expenses	1.22%	1.19%	1.19%
Expenses before offsets	1.09%	1.09%	1.09%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	533%	524%	633%
Net assets, ending (in thousands)	$604,790	$390,947	$211,734

CLASS A SHARES	Years Ended September 30, 2004	September 30, 2003
Net asset value, beginning	$16.58	$15.96
Income from investment operations
Net investment income	.32	.39
Net realized and unrealized gain (loss)	.36	1.00
Total from investment operations	.68	1.39
Distributions from
Net investment income	(.32)	(.39)
Net realized gain	(.59)	(.38)
Total distributions	(.91)	(.77)
Total increase (decrease) in net asset value	(.23)	.62
Net asset value, ending	$16.35	$16.58
Total return*	4.23%	9.04%
Ratios to average net assets: A
Net investment income	1.98%	2.43%
Total expenses	1.21%	1.27%
Expenses before offsets	1.09%	1.07%
Net expenses	1.08%	1.06%
Portfolio turnover	967%	2,078%
Net assets, ending (in thousands)	$141,155	$92,600

See notes to financial highlights.

SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS
CLASS C SHARES	September 30, 2007 (z)	Years Ended September 30, 2006 (z)	September 30, 2005 (z)
Net asset value, beginning	$16.06	$16.08	$16.31
Income from investment operations Net investment income	.59	.52	.29
Net realized and unrealized gain	.13	.11	.08
Total from investment operations	.72	.63	.37
Distributions from Net investment income	(.58)	(.51)	(.29)
Net realized gain	(.09)	(.14)	(.31)
Total distributions	(.67)	(.65)	(.60)
Total increase (decrease) in net asset value	0.05	(.02)	(.23)
Net asset value, ending	$16.11	$16.06	$16.08
Total return*	4.59%	4.05%	2.32%
Ratios to average net assets: A
Net investment income	3.72%	3.28%	1.81%
Total expenses	1.90%	1.92%	1.95%
Expenses before offsets	1.90%	1.92%	1.95%
Net expenses	1.89%	1.91%	1.94%
Portfolio turnover	533%	524%	633%
Net assets, ending (in thousands)	$49,984	$39,612	$28,663

CLASS C SHARES	Periods Ended September 30, 2004	September 30, 2003 ^
Net asset value, beginning	$16.54	$15.96
Income from investment operations
Net investment income	.18	.25
Net realized and unrealized gain (loss)	.36	.96
Total from investment operations	.54	1.21
Distributions from
Net investment income	(.18)	(.25)
Net realized gain	(.59)	(.38)
Total distributions	(.77)	(.63)
Total increase (decrease) in net asset value	(.23)	.58
Net asset value, ending	$16.31	$16.54
Total return*	3.34%	7.81%
Ratios to average net assets: A
Net investment income	1.12%	1.32%
Total expenses	1.96%	2.14%
Expenses before offsets	1.96%	2.14%
Net expenses	1.95%	2.12%
Portfolio turnover	967%	2,078%
Net assets, ending (in thousands)	$23,537	$14,283

See notes to financial highlights.

SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS
CLASS I SHARES	September 30, 2007 (z)	Periods Ended September 30, 2006 (y) (z)	September 30, 2005 (x)
Net asset value, beginning	$16.13	$16.04	$16.12
Income from investment operations Net investment income	.79	.33	.06
Net realized and unrealized gain	.12	.12	(.04)
Total from investment operations	.91	.45	.02
Distributions from Net investment income	(.76)	(.36)	(.05)
Net realized gain	(.09)	--	--
Total distributions	(.85)	(.36)	(.05)
Total increase (decrease) in net asset value	0.06	.09	(.03)
Net asset value, ending	$16.19	$16.13	$16.09
Total return*	5.78%	2.84%	13%
Ratios to average net assets: A
Net investment income	4.91%	4.73% (a)	3.65% (a)
Total expenses	6.11%	.63% (a)	.81% (a)
Expenses before offsets	.76%	.62% (a)	.81% (a)
Net expenses	.75%	.61% (a)	.79% (a)
Portfolio turnover	533%	209%	293%
Net assets, ending (in thousands)	$282	$82	$0

CLASS I SHARES	September 30, 2005 (z)	Years Ended September 30, 2004	September 30, 2003
Net asset value, beginning	$16.37	$16.61	$15.97
Income from investment operations
Net investment income	.49	.41	.46
Net realized and unrealized gain (loss)	.10	.35	1.01
Total from investment operations	.59	.76	1.47
Distributions from
Net investment income	(.53)	(.41)	(.45)
Net realized gain	(.31)	(.59)	(.38)
Total distributions	(.84)	(1.00)	(.83)
Total increase (decrease) in net asset value	(.25)	(.24)	.64
Net asset value, ending	$16.12	$16.37	$16.61
Total return*	3.72%	4.73%	9.53%
Ratios to average net assets: A
Net investment income	3.00%	2.46%	2.88%
Total expenses	.62%	.61%	.65%
Expenses before offsets	.62%	.61%	.65%
Net expenses	.61%	.60%	.63%
Portfolio turnover	633%	967%	2,078%
Net assets, ending (in thousands)	$6,167	$24,369	$27,188

See notes to financial highlights.

NOTES TO FINANCIAL HIGHLIGHTS

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2006 inception.

(a) Annualized.

(x) The last remaining shareholder in Class I redeemed on November 7, 2005.

(y) Class I resumed upon shareholder investment on April 21, 2006.

(z) Per share figures are calculated using the Average Shares Method.

^ From October 1, 2002, inception.

To Open an Account:
800-368-2748

Performance and Prices:
www.calvert.com
24 hours, 7 days a week

Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746

TDD for Hearing-Impaired:
800-541-1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

Each Fund's portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745

Each Fund also makes available its SAI and its Annual and Semi-Annual Reports, free of charge on Calvert's website at the following Internet address: www.calvert.com

You can review and copy information about a Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-5518090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File: 811-03416  The Calvert Fund

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